UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

February 15, 2015

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12/F, Tower A

Chang An International Building

No. 88 Nan Guan Zheng Jie

Xi An City, Shan Xi Province

China 710068
 (Address of principal executive offices, including zip code)

(86-29) 8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On February 16, 2015, China Recycling Energy Corporation (the “Company”) notified Goldman Kurland Mohidin, LLP (“GKM”), the independent registered public accounting firm of the Company, that the Audit Committee of the Board of Directors of the Company has decided to dismiss it as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2014, effectively immediately.

GKM's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2013, and December 31, 2012, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013, and December 31, 2012, respectively, and in the subsequent interim period through February 15, 2015, there were (i) no disagreements between the Company and GKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GKM, would have caused GKM to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GKM with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that GKM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of GKM’s letter dated February 17, 2015, is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 15, 2015, the Audit Committee of Board of Directors of the Company (the "Audit Committee") approved the engagement of MJF and Associates, APC. (“MJF”) as the Company's independent registered public accounting firm, effectively immediately. The Audit Committee also approved MJF to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

In deciding to engage MJF, the Audit Committee of Board of Directors reviewed auditor independence and existing commercial relationships with MJF, and concluded that MJF has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2013, and December 31, 2012, respectively, and in the subsequent interim period through February 15, 2015, neither the Company nor anyone acting on its behalf has consulted with MJF on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Goldman Kurland Mohidin, LLP to the SEC dated February 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: February 17, 2015	/s/ Guohua Ku
Guohua Ku, Chief Executive Officer